Nationwide Fund Name NVIT Bond Index
Subadviser Name BlackRock Investment Management
Issuer NBC Universal
Purchase Date 09/27/10
Underwriter Morgan Stanley and Co.
Principal Amount of Purchase "$800,000"
Principal Amount of Offering "$2,000,000,000"
Purchase Price $99.98
Commission 0.4500%
Nationwide Fund Name NVIT Multi-Manager Small Cap Value
Subadviser Name JP Morgan Investment Management
Issuer Green Dot Corporation
Purchase Date 07/21/10
Underwriter Morgan Stanley and Co.
Principal Amount of Purchase "$4,064,400"
Principal Amount of Offering "$164,089,800"
Purchase Price $36.00
Commission $2.5200
Nationwide Fund Name NVIT Multi-Manager Small Cap Value
Subadviser Name JP Morgan Investment Management
Issuer Qlik Technologies
Purchase Date 07/15/10
Underwriter Morgan Stanly and Co.
Principal Amount of Purchase "$903,000"
Principal Amount of Offering "$112,000,000"
Purchase Price $10.00
Commission $0.7000
Nationwide Fund Name NVIT Multi-Manager Small Cap Value
Subadviser Name JP Morgan Investment Management
Issuer Reald Inc.
Purchase Date 07/16/10
Underwriter Piper Jaffray and Co.
Principal Amount of Purchase "$1,428,800"
Principal Amount of Offering "$200,000,000"
Purchase Price $16.00
Commission $1.1200
Nationwide Fund Name NVIT Multi-Manager Small Cap Value
Subadviser Name JP Morgan Investment Management
Issuer Biosciences of California
Purchase Date 10/26/10
Underwriter Morgan Stanly and Co.
Principal Amount of Purchase "$102,400"
Principal Amount of Offering "$200,000,000"
Purchase Price $16.00
Commission $1.1200
Nationwide Fund Name NVIT Multi-Manager Small Cap Value
Subadviser Name JP Morgan Investment Management
Issuer The Fresh Market
Purchase Date 11/04/10
Underwriter Merrill Lynch
Principal Amount of Purchase "$72,600"
Principal Amount of Offering "$289,850,000"
Purchase Price $22.00
Commission $1.5400
Nationwide Fund Name NVIT Multi-Manager Small Cap Value
Subadviser Name JP Morgan Investment Management
Issuer Aeroflex Holding Corp
Purchase Date 11/19/10
Underwriter Goldman Sachs
Principal Amount of Purchase "$48,600"
Principal Amount of Offering "$232,875,000"
Purchase Price $13.50
Commission $0.8437
Nationwide Fund Name NVIT Multi-Manager Small Cap Value
Subadviser Name JP Morgan Investment Management
Issuer Targa Resources Corp
Purchase Date 12/06/10
Underwriter Barclays Bank
Principal Amount of Purchase "$70,400"
Principal Amount of Offering "$360,250,000"
Purchase Price $22.00
Commission $1.2100
Nationwide Fund Name NVIT Multi-Manager Small Cap Value
Subadviser Name JP Morgan Investment Management
Issuer FleetCor Technologies Inc
Purchase Date 12/14/10
Underwriter Goldman Sachs
Principal Amount of Purchase "$115,000"
Principal Amount of Offering "$291,525,000"
Purchase Price $23.00
Commission $1.4375
Nationwide Fund Name NVIT Multi-Manager Small Company
Subadviser Name Morgan Stanley Investment Management
Issuer MakeMyTrip Ltd.
Purchase Date 08/12/10
Underwriter Pacific Crest Securities
Principal Amount of Purchase "$343,000"
Principal Amount of Offering "$70,000,000"
Purchase Price $14.00
Commission $0.9800
Nationwide Fund Name NVIT Multi-Manager Small Company
Subadviser Name Morgan Stanley Investment Management
Issuer E-Commerce China DangDang
Purchase Date 12/07/10
Underwriter Credit Suisse
Principal Amount of Purchase "$2,008,000"
Principal Amount of Offering "$272,000,000"
Purchase Price $16.00
Commission $1.0656
Nationwide Fund Name NVIT Multi-Manager Large Cap Value
Subadviser Name Boston Company Asset Management
Issuer Met Life (MET)
Purchase Date 08/03/10
Underwriter Deutsche Bank Securities
Principal Amount of Purchase "$354,480"
Principal Amount of Offering "$3,150,000,000"
Purchase Price $42.00
Commission 22.275% or $1.08
Nationwide Fund Name NVIT Multi-Manager Large Cap Value
Subadviser Name Goldman Sachs Asset Management
Issuer General Motors
Purchase Date 11/18/10
Underwriter Castle Oak Securities
Underwriter JP Morgan Chase and Co.
Underwriter Loop Capital Markets
Principal Amount of Purchase "$1,536,150"
Principal Amount of Offering "$15,774,000,000"
Purchase Price $33.00
Commission $0.2475
Nationwide Fund Name NVIT Multi-Manager Large Cap Value
Subadviser Name Boston Company Asset Management
Issuer LPL Financial
Purchase Date 11/18/10
Underwriter Goldman Sachs
Principal Amount of Purchase "$18,780"
Principal Amount of Offering "$469,724,460"
Purchase Price $30.00
Commission 22.25% or $1.575
Nationwide Fund Name NVIT Multi-Manager Large Cap Value
Subadviser Name Boston Company Asset Management
Issuer General Motors
Purchase Date 11/18/10
Underwriter JP Morgan
Principal Amount of Purchase "$234,300"
Principal Amount of Offering "$15,774,000,000"
Purchase Price $33.00
Commission $0.2475
Nationwide Fund Name NVIT Real Estate
Subadviser Name Morgan Stanley Investment Management
Issuer Senior Housing Properties
Purchase Date 12/10/10
Underwriter Jefferies & Co.
Principal Amount of Purchase "$10,250,000"
Principal Amount of Offering "$256,250,000"
Purchase Price $20.50
Commission $0.87125
Nationwide Fund Name NVIT Real Estate
Subadviser Name Morgan Stanley Investment Management
Issuer HCP
Purchase Date 12/14/10
Underwriter BofA Merrill Lynch
Principal Amount of Purchase "$23,200,000"
Principal Amount of Offering "$1,280,000,000"
Purchase Price $32.00
Commission $1.2800
Nationwide Fund Name NVIT Real Estate
Subadviser Name Morgan Stanley Investment Management
Issuer General Growth Properties
Purchase Date 11/16/10
Underwriter Deutsche Bank
Principal Amount of Purchase "$118,000,000"
Principal Amount of Offering "$1,991,250,000"
Purchase Price $14.75
Commission $0.5500
Nationwide Fund Name NVIT Multi-Manager Large Cap Growth
Subadviser Name Wells Capital Management
Issuer Morgan Stanley
Purchase Date 12/06/10
Underwriter Morgan Stanley
Principal Amount of Purchase "$347,221.35"
Principal Amount of Offering "$10,515,723,090.40"
Purchase Price $4.35
Commission 0.40% or .0175